MAMSI
Your Life.  Our Mission                    NEWS
FOR IMMEDIATE RELEASE                      FOR MORE INFORMATION:
August 6, 2003                             Deborah Veney Robinson  301-545-5256

                     MAMSI Announces Second Quarter Earnings

Rockville, Md. -- Mid Atlantic Medical Services, Inc. (MAMSI) (MME-NYSE), one of the mid-Atlantic region's largest health services companies, announced second quarter earnings. The Company reported diluted earnings per share of $0.94 for the second quarter of 2003, compared to $0.44 in the second quarter of 2002.

"Our continued commitment to disciplined pricing and our unwavering attention to operational  details  resulted  in another  strong  quarter,"  remarked  Mark D.
Groban, M.D., Chairman of the Board. "Quarter over quarter and year over year we
have  fulfilled  our  obligations  to  our  members,   physician   partners  and
investors."

The Selected Income Statement Information below summarizes the Company's second quarter performance for years 2003 and 2002.

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

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                                           Selected Income Statement Information
                                      (In thousands except share amounts, unaudited)
--------------------------------------------------------------------------------------------------------------------
                                            2 Q 03               2 Q 02             YTD 2003             YTD 2002

Revenue                                    $673,146             $575,263           $1,337,522           $1,125,426
Expenses                                   $613,804             $547,999           $1,226,314           $1,070,488
Income Before Taxes                         $59,342              $27,264             $111,208              $54,938
Net Income                                  $39,082              $18,423              $73,237              $37,276
Basic Earnings per Common Share               $1.00                $0.47                $1.88                $0.95
Weighted Average Shares Outstanding      39,137,645           39,229,386           38,896,077           39,143,705
Diluted Earnings per Common Share             $0.94                $0.44                $1.78                $0.89
Weighted Average Shares Outstanding      41,629,493           42,191,509           41,198,835           41,915,198
---------------------------------------------------------------------------------------------------------------------

For the three months ended June 30, 2003,  net income  increased  $20,659,000 or
112.1 percent over the three months ended June 30, 2002. The second quarter of 2003 diluted earnings per share increased $0.50 or 113.6 percent over the second quarter of 2002, from $0.44 in 2002 to $0.94 in 2003.

Second quarter 2003 health premiums totaled $654,457,000, an increase of $95,842,000 or 17.2 percent over the second quarter of 2002. Health premiums for the second quarter of 2003 were up 13.6 percent on a per member per month basis over the second quarter of 2002. Medical and dental expenses incurred in the second quarter of 2003 totaled $537,473,000, an increase of $57,152,000 or 11.9 percent over the second quarter of 2002. Medical and dental expenses increased
8.5 percent on a per member per month basis over the second quarter of 2002. The medical care ratio for the second quarter of 2003 was 82.1 percent, a 390 basis

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

point  improvement  over the medical care ratio for the second  quarter of 2002.
Administrative expenses totaled $69,787,000 in the second quarter of 2003 and were 10.4 percent of revenue. This compares with 10.6 percent of revenue for the second quarter of 2002.

For the six months ended June 30, 2003, net income increased $35,961,000 or 96.5 percent over the six months ended June 30, 2002 and diluted earnings per share increased $0.89 or 100.0 percent. On a per member per month basis, health premiums were up 13.0 percent for the six months ended June 30, 2003 over the same period in 2002. For the six months ended June 30, 2003, on a per member per month basis, medical and dental expenses were up 9.1 percent over the same period in 2002. The medical care ratio for the six months ended June 30, 2003, was 82.7 percent compared with the medical care ratio of 85.6 percent for the same period in 2002, a 290 basis point improvement. Administrative expenses were
10.2 percent of revenue for the first six months of 2003 compared with 10.9 percent of revenue for the first six months of 2002.

Membership in all of MAMSI's subsidiaries was 1,975,100 covered lives as of June
30, 2003. Membership by product is as follows:

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

--------------------------------------------------------------------------------
                                                      Increase/  Percentage
      Product               6/30/03      12/31/02     (Decrease)   Change
HMO/Commercial*            1,001,000      999,900       1,100        0.1
ASO                            9,600        8,600       1,000       11.6
                           ---------    ---------       -----
      Subtotal             1,010,600    1,008,500       2,100        0.2
PPO                          964,500      968,400      (3,900)      (0.4)
                           ---------    ---------       -----
      Total                1,975,100    1,976,900      (1,800)      (0.1)
                           =========    =========       =====
--------------------------------------------------------------------------------

*Includes indemnity members.

Since June 30, 2002, 22,400 net new commercial members have joined MAMSI's health plans, a 2.3 percent increase in year-over-year membership. Membership growth by product since June 2002 is as follows:

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

--------------------------------------------------------------------------------
                                                      Increase/  Percentage
      Product               6/30/03      6/30/02     (Decrease)    Change
HMO/Commercial*           1,001,000      978,600       22,400        2.3
ASO                           9,600        8,400        1,200       14.3
                          ---------    ---------       ------
      Subtotal            1,010,600      987,000       23,600        2.4
PPO                         964,500      966,300       (1,800)      (0.2)
                          ---------    ---------       ------
      Total               1,975,100    1,953,300       21,800        1.1
                          =========    =========       ======
--------------------------------------------------------------------------------

* Includes indemnity members

"We remain confident in our business model," said Thomas P. Barbera, President and CEO. "The excellent performance of our employees and the loyalty of our customers continue to increase our strength as the premiere regional franchise in the mid-Atlantic region."

The Company will host a conference call and Web cast on Thursday, August 7, 2003 at 11 a.m. Eastern Standard Time to discuss the second quarter results. To listen to the call, please dial 703-464-5606 (pass code 6431072) or to listen to the Web cast, log on to www.mamsi.com and click on the Investor Relations button. A replay service is available until midnight August 14, 2003 by calling 703-925-2533 (pass code 6431072).


                                     -More-

MAMSI is a regional holding company whose subsidiaries include: three health maintenance organizations, MD-Individual Practice Association, Inc. (M.D. IPA), Optimum Choice, Inc. (OCI) and Optimum Choice of the Carolinas, Inc. (OCCI); a preferred provider organization, Alliance PPO, LLC (Alliance); a life and health insurance company, MAMSI Life and Health Insurance Company (MLH); a coordination of benefits company, Alliance Recovery Services, LLC (ARS); and home care companies such as HomeCall, Inc., FirstCall, Inc., an Home Call Pharmaceutical Services, Inc. For more information about the Company, visit its Web site, www.mamsi.com.

     Note 1: Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: All forward-looking information contained in this release is based on management's current knowledge of factors, all with inherent risks and uncertainties, affecting MAMSI's business. MAMSI's actual results may differ materially if these assumptions prove invalid. Significant risk factors, while not all-inclusive, are: the possibility of increasing price competition in the Company's service area; the effect of a weak economy on the Company; the effect on the Company due to the acts of terrorism and the threat of future attacks; the possibility that the Company is not able to increase its market share at the anticipated premium rates; the possibility of increased litigation, legislation or regulation (such as the numerous class action lawsuits that have been filed against managed care companies and the pending initiatives to increase health care regulation) that might have the potential for increased costs, and/or increased regulation of rates which might have the potential to decrease revenue; the inability to predict and control medical expenses due to increased utilization by the Company's membership, increased practitioner and pharmaceutical costs, federal or state mandates that increase benefits or limit the Company's oversight ability, the ultimate accuracy of the Company's estimate of the liability for incurred but not reported claims, the potential for disputes under its risk-sharing arrangements, and the Company's ability to maintain and renew these arrangements; and the possibility that the Company is not able to negotiate new or renewal contracts with appropriate physicians,
other  health  care  practitioners,   hospitals  and  facilities.
     The list of significant risk factors is not intended to be exhaustive. There may be other risk factors that would preclude the Company from realizing the predictions made in the forward-looking statements. While the Company may periodically update this discussion of risk factors, the Company does not undertake to update any forward-looking statement that may be made by or on behalf of the Company prior to its next required filing with the Securities and Exchange Commission.






























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

                                  Mid Atlantic Medical Services, Inc.
                                  In 000's Except PMPM and Per Share
                                            Unaudited

                                             Quarter Ended    Quarter Ended   Quarter Ended
                                                6/30/03          6/30/02         3/31/03
                                            --------------------------------------------------

Member Months                                    3,011,890       2,920,322        3,047,046
Member Months - ASO                                 28,805          25,841           29,141

Health Premium                               $     654,457   $     558,615    $     646,501
    PMPM                                     $      217.29   $      191.29    $      212.17
Fee and Other                                        5,992           5,735            5,873
Life and Short-Term Disability                       2,434           2,250            2,340
Home Health Services                                 6,086           4,976            5,655
Investment                                           4,177           3,687            4,007
Total Revenue                                      673,146         575,263          664,376

Medical Expense                                    537,473         480,321          538,436
    PMPM                                    $       178.45   $      164.48    $      176.71
    Medical Care Ratio                                82.1%           86.0%            83.3%
Life and Short-Term Disability                         871             966            1,131
Home Health Costs                                    5,673           5,963            5,654
Administrative                                      69,787          60,749           67,289
    Administrative Expense Ratio                      10.4%           10.6%            10.1%
Income Before Tax                                   59,342          27,264           51,866
Tax Provision                                       20,260           8,841           17,711
    Effective Tax Rate                                34.1%           32.4%            34.1%

Net Income                                  $       39,082  $       18,423   $       34,155

Basic EPS                                   $         1.00  $         0.47   $         0.88
Weighted Average Shares                             39,138          39,229           38,655

Diluted EPS                                 $         0.94  $         0.44   $         0.84
Weighted Average Shares                             41,629          42,192           40,768

Net Margin                                             5.8%            3.2%             5.1%

Claims Payable at End of Period             $      352,051   $     307,894    $     362,484

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

                       Mid Atlantic Medical Services, Inc.
                       In 000's Except PMPM and Per Share
                                    Unaudited

                                                  Six             Six
                                                 Months         Months
                                                 Ended           Ended
                                                6/30/03         6/30/02
                                            --------------------------------

Member Months                                  6,058,936      5,749,213
Member Months - ASO                               57,946         52,003

Health Premium                              $  1,300,958    $ 1,092,625
    PMPM                                    $     214.72    $    190.05
Fee and Other                                     11,865         11,290
Life and Short-Term Disability                     4,774          4,402
Home Health Services                              11,741         10,220
Investment                                         8,184          6,889
Total Revenue                                  1,337,522      1,125,426

Medical Expense                                1,075,909        935,765
    PMPM                                   $      177.57   $     162.76
    Medical Care Ratio                              82.7%          85.6%
Life and Short-Term Disability                     2,002          1,751
Home Health Costs                                 11,327         10,737
Administrative                                   137,076        122,235
    Administrative Expense Ratio                    10.2%          10.9%
Income Before Tax                                111,208         54,938
Tax Provision                                     37,971         17,662
    Effective Tax Rate                              34.1%          32.1%

Net Income                                  $     73,237   $     37,276

Basic EPS                                   $       1.88   $       0.95
Weighted Average Shares                           38,896         39,144

Diluted EPS                                 $       1.78   $       0.89
Weighted Average Shares                           41,199         41,915

Net Margin                                           5.5%           3.3%

Claims Payable at End of Period             $    352,051   $    307,894

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                          Components of Claims Payable
                    at June 30 are as Follows (in thousands):
                                    Unaudited


                                                   June 30,         June 30,
                                                     2003             2002
                                               ---------------------------------
Reserve for incurred but
  not reported claims                           $     278,597    $     251,975

Claims received, not yet
  paid and other items                                 73,454           55,919
                                               ---------------------------------

Total claims payable                            $     352,051    $     307,894
                                               =================================

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                   Components of the Change in Claims Payable
                   for each Period's Dates of Service ("DOS")
                      (in thousands except for percentages)
                                    Unaudited

For the Six Months Ended                                      Life &                                   2003             2002 &
June 30, 2003:                              Medical             STD              Total                 DOS            Prior DOS
                                       ------------------ ---------------- ------------------    ----------------- -----------------

Beginning of the year                      $  295,721        $   1,583         $  297,304              $     -         $ 297,304

Components of medical expense:
  Estimated cost incurred                   1,126,581            2,002          1,128,583            1,128,583                 -
  Estimated redundancy                        (50,672)               -            (50,672)                   -           (50,672)
                                       ------------------ ---------------- ------------------    ----------------- -----------------
                                            1,075,909            2,002          1,077,911            1,128,583           (50,672)

Payments for medical expense               (1,020,933)          (2,231)        (1,023,164)            (794,051)         (229,113)
                                       ------------------ ---------------- ------------------    ----------------- -----------------
End of the period                          $  350,697        $   1,354         $  352,051           $  334,532         $  17,519
                                       ================== ================ ==================    ================= =================


Prior period redundancy as a percentage
 of current period medical expense               4.71%

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


For the Six Months Ended                                      Life &                                   2002             2001 &
June 30, 2002:                              Medical             STD              Total                 DOS            Prior DOS
                                       ------------------ ---------------- ------------------    ----------------- -----------------

Beginning of the year                      $  238,814        $   1,310         $  240,124              $     -         $ 240,124

Components of medical expense:
  Estimated cost incurred                     965,858            1,751            967,609              967,609                 -
  Estimated redundancy                        (30,093)               -            (30,093)                   -           (30,093)
                                       ------------------ ---------------- ------------------    ----------------- -----------------
                                              935,765            1,751            937,516              967,609           (30,093)

Payments for medical expense                 (868,020)          (1,726)          (869,746)            (673,247)         (196,499)
                                       ------------------ ---------------- ------------------    ----------------- -----------------
End of the period                          $  306,559        $   1,335         $  307,894           $  294,362         $  13,532
                                       ================== ================ ==================    ================= =================

Prior period redundancy as a percentage
 of current period medical expense               3.22%

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